SUBJECT TO REVISION
SERIES TERM SHEET DATED December 15, 2000


                                  $197,290,000
[LOGO APPEARS HERE]            OMI Trust 2000-D
                                     Issuer
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 2000-D


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2000-D. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference into the Registration Statement.

Neither Credit Suisse First Boston nor any of its affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final prospectus supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final prospectus and prospectus supplement to which the securities relate. Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.


                           Credit Suisse First Boston

           This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2000-D Pooling and Servicing Agreement (including the May 1999 Edition to the Standard Terms) to be dated as of December 1, 2000, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee.

------------------------------------------------------------------------------------------------------------------------------------
                                                        Moody's / Fitch /    Average                   Modified
                 Principal Amount(1)                           S&P             Life                    Duration    First     Last
      Class                             Description        Ratings(2)        (yrs)(3)  Coupon (4)(5)  (yrs) (3)   Pay(3)    Pay(3)
------------------------------------------------------------------------------------------------------------------------------------
  A-1                 $49,900,000          Senior          Aaa/AAA/AAA         1.00         TBD          TBD       1/01      1/03
  A-2                  41,520,000          Senior          Aaa/AAA/AAA         3.00         TBD          TBD       1/03      1/05
  A-3                  20,650,000          Senior          Aaa/AAA/AAA         5.00         TBD          TBD       1/05      6/07
  A-4                  40,190,000          Senior          Aaa/AAA/AAA        11.22         TBD          TBD       6/07      12/15
  M-1                  18,230,000        Mezzanine          Aa2/AA/AA          9.76         TBD          TBD       6/05      12/15
  M-2                  16,080,000        Mezzanine           A2/A/A            9.76         TBD          TBD       6/05      12/15
  B-1                  10,720,000       Subordinate       Baa2/BBB/BBB         9.76         TBD          TBD       6/05      12/15
  B-2 (retained)       10,720,000       Subordinate        Ba3/BB/BB-          9.76         TBD          TBD       6/05      12/15
------------------------------------------------------------------------------------------------------------------------------------

(1) The aggregate initial principal balance of the certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the classes of certificates. Accordingly, any investor's commitments with respect to the certificates may be increased or decreased correspondingly.
(2) It is a condition to the issuance of the certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.
(3) Assumes that the 10% optional termination is exercised. Data run at a prepayment speed of 200% MHP.
(4)      Computed on the basis of a 360-day year of twelve 30-day months.
(5) The lesser of (i) a specified rate per annum, or (ii) the weighted average net asset rate for the related distribution date.

Class Designations
      Class A Certificates...........................Class A-1, class A-2, class A-3, and class A-4 certificates.
      Class M Certificates...........................Class M-1 and class M-2 certificates.
      Class B Certificates...........................Class B-1 and class B-2 certificates.
      Subordinated Certificates......................Class M, class B, class X and class R certificates.
      Offered Certificates...........................Class A, class M and class B-1 certificates.
      Offered Subordinated Certificates..............Class M and class B-1 certificates.
   Other Certificates................................The class B-2, class X and class R certificates are expected to be sold initially to affiliates of Oakwood Mortgage, which may offer them in the future in one or more privately
                                                     negotiated transactions.
   Denominations.....................................The Offered Certificates will be book-entry certificates only, in minimum denominations of $1,000 and integral multiples of
                                                     $1 in excess thereof.
   Cut-off Date......................................With respect to each Initial Asset, December 1, 2000, or with respect to each subsequent asset, the date as of which such asset is purchased by the trust.
   Distribution Dates................................The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day)
                                                     commencing in January 2001.
   Record Date.......................................With respect to each distribution date for the Offered
                                                     Certificates, the close of business on the last business day of the month preceding the month in which such distribution date occurs.
   Interest Accrual Period...........................With respect to each distribution date for the Offered
                                                     Certificates, the calendar month preceding the month in which the distribution date occurs.

   Pre-Funding Account...............................The Trustee will establish a trust account (the "Pre-Funding
                                                     Account"). On the closing date, $52,003,075.95 (the
                                                     "Pre-Funded Amount") will be deposited in the Pre-Funding
                                                     Account to provide the trust with funds to purchase additional assets within 90 days after the closing date ("Subsequent
                                                     Assets"). The subsequent assets will be required to, in the aggregate, have characteristics very similar to the
                                                     characteristics Initial Assets (as defined herein). Among
                                                     other things, the weighted average net asset rate of the
                                                     assets of the trust at the end of the pre-funding period may not be more than 0.50% lower than the


                                        1

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     weighted average net asset rate of the assets as of the
                                                     closing date. The Trustee will also establish a capitalized interest account into which funds will be deposited on the closing date to provide protection against interest shortfalls on your certificates during the pre-funding period. Any
                                                     amounts on deposit in the Pre-Funding Account at the end of the pre-funding period will be paid to certificate holders as a prepayment of principal on the next Distribution Date.

   Distributions.....................................The "Available Distribution Amount" for a distribution date generally will include (1)(a) monthly payments of principal and interest due on the trust assets during the related
                                                     Collection Period, to the extent such payments were actually collected from the obligors or advanced by the servicer and
                                                     (b) unscheduled payments received with respect to the assets during the related Prepayment Period, including principal
                                                     prepayments, the portion of the Pre-funded Amount not used to acquire subsequent assets by the end of the Pre-Funding
                                                     period, Compensating Interest, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less (2)(a)
                                                     amounts required to reimburse the servicer for previously
                                                     unreimbursed Advances in accordance with the pooling and
                                                     servicing agreement, (b) amounts required to reimburse Oakwood
                                                     Mortgage or the servicer for certain reimbursable expenses in accordance with the pooling and servicing agreement, (c)
                                                     amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset in accordance with the pooling and servicing agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the
                                                     preceding distribution date, (e) the Trustee's fee, and (f) if
                                                     Oakwood Acceptance is not the servicer, the Servicing Fees for the related Collection Period.

                                                     The Class A Certificates are entitled to principal
                                                     distributions that are senior in priority to principal
                                                     distributions on the other classes of Offered Certificates.
                                                     The class A Principal Distribution Amount for any distribution date prior to the Cross-over date or as to which the Principal
                                                     Distribution Tests are not met will equal the entire Principal
                                                     Distribution Amount, and on any other distribution date will equal the class A percentage of the Principal Distribution
                                                     Amount. The class A Principal Distribution Amount will be
                                                     applied to each class of class A certificates sequentially, in numeric order.

                                                     The class M-1 Principal Distribution Amount for any
                                                     distribution date will equal (a) as long as any class A
                                                     certificates remain outstanding and prior to the Cross-over
                                                     Date, zero, (b) on any distribution date as to which the
                                                     Principal Distribution Tests are not met and any class A
                                                     certificates remain outstanding, zero, (c) on any distribution date as to which the Principal Distribution Tests are not met and the class A certificates have been retired, the Principal
                                                     Distribution Amount, or (d) on any other distribution date, the class M-1 percentage of the Principal Distribution Amount.

                                                     The class M-2 Principal Distribution Amount for any
                                                     distribution date will equal (a) as long as any class A or any class M-1 certificates remain outstanding and prior to the
                                                     Cross-over Date, zero, (b) on any distribution date as to
                                                     which the Principal Distribution Tests are not met and any class A or any class M-1 certificates remain outstanding,
                                                     zero, (c) on any distribution date as to which the Principal
                                                     Distribution Tests are not met and the class A and class M-1 certificates have been retired, the Principal Distribution
                                                     Amount, or (d) on any other distribution date, the class M-2 percentage of the Principal Distribution Amount.

                                       2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     The Class B-1 Principal Distribution Amount for any
                                                     distribution date will equal (a) as long as any class A or class M certificates remain outstanding and prior to the
                                                     Cross-over Date, zero, (b) on any distribution date as to
                                                     which the Principal Distribution Tests are not met and any class A or class M certificates remain outstanding, zero, (c)
                                                     on any distribution date as to which the Principal
                                                     Distribution Tests are not met and the class A and class M certificates have been retired, the Principal Distribution
                                                     Amount, or (d) on any other distribution date, the class B-1 percentage of the Principal Distribution Amount.

                                                     The Class B-2 Principal Distribution Amount for any
                                                     distribution date will equal (a) as long as any class A, class
                                                     M, or class B-1 certificates remain outstanding and prior to the Cross-over Date, zero, (b) on any distribution date as to which the Principal Distribution Tests are not met and any class A, class M, or class B-1 certificates remain
                                                     outstanding, zero, (c) on any distribution date as to which the Principal Distribution Tests are not met and the class A, class M, and class B-1 certificates have been retired, the
                                                     Principal Distribution Amount, or (d) on any other
                                                     distribution date, the class B-2 percentage of the Principal
                                                     Distribution Amount.

                                                     For any distribution date, if the Principal Distribution
                                                     Amount for a class exceeds the certificate principal balance of that class, less any Principal Distribution Amounts
                                                     remaining unpaid from previous distribution dates, with
                                                     respect to this class and distribution date, then these
                                                     amounts shall be allocated to the Principal Distribution
                                                     Amount of the relatively next junior class of certificates.

                                                     If the certificate principal balances of each of the class
                                                     A-1, class A-2, class A-3, class A-4, class M-1, class M-2 and class B-1 certificates have not been reduced to zero on or before any distribution date, then amounts otherwise allocable to the Class B-2 Principal Distribution Amount shall be
                                                     allocated sequentially to the principal distribution amounts of the class B-1, class M-2, class M-1, class A-4, class A-3, class A-2, class A-1 and finally to the class B-2
                                                     certificates, to the extent that allocation of these amounts to the Class B-2 Principal Distribution Amount would reduce the class B-2 certificate principal balance below the Class
                                                     B-2 Floor Amount.

                                                     If the certificate principal balance of the class A-1, class
                                                     A-2, class A-3, class A-4, class M-1, class M-2 and class B-1 certificates have not been reduced to zero on or before any distribution date, then amounts otherwise allocable to the
                                                     Class B-2 Principal Distribution Amount shall be allocated sequentially to the principal distribution amounts of the
                                                     class B-1, class M-2, class M-1, class A-4, class A-3, class
                                                     A-2, class A-1 and finally to the class B-2 certificates, to the extent that allocation of these amounts to the Class B-2
                                                     Principal Distribution Amount would reduce the sum of the
                                                     class B-2 certificate principal balance and the Current
                                                     Overcollateralization Amount below the Total Floor Amount.

                                                     If an Interest Deficiency Event occurs on any distribution date with respect to the class M-1, class M-2, class B-1 or class B-2, collections received after the end of the related
                                                     Collection Period and prior to such distribution date will be applied, up to a limited amount to be determined by the rating agencies, to remedy such deficiency in order of class
                                                     seniority. Any remaining deficiency will be carried forward as shortfall for the next distribution date. "Interest Deficiency
                                                     Event" means, with respect to the class M-1, class M-2, class
                                                     B-1 and class B-2

                                        3

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     certificates and a distribution date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there
                                                     remains unpaid any of the current Interest Distribution
                                                     Amounts, Interest Distribution Amounts remaining unpaid from prior distribution dates, Writedown Interest Distribution
                                                     Amounts or Carryover Writedown Interest Distribution Amounts
                                                     for these classes and distribution date (the "Interest
                                                     Deficiency Amount").

                                                     Distributions will be made on each distribution date to
                                                     holders of record on the preceding Record Date. Distributions on a class of certificates will be allocated among the
                                                     certificates of such class as prescribed herein.

   Priority of Distributions.........................On each distribution date the Available Distribution Amount will be distributed in the following amounts and in the
                                                     following order of priority:

                                                     (1) first, concurrently to all class A certificates (a) first, the related pro rata Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution
                                                     Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such
                                                     distribution date;

                                                     (2) second, to the class M-1 certificates, (a) first, the
                                                     related Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution Amounts
                                                     remaining unpaid from previous distribution dates, plus
                                                     interest on this carryover amount, if any, for such
                                                     distribution date;

                                                     (3) third, to the class M-2 certificates, (a) first, the
                                                     related Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution Amounts
                                                     remaining unpaid from previous distribution dates, plus
                                                     interest on this carryover amount, if any, for such
                                                     distribution date;

                                                     (4) fourth, to the class B-1 certificates, (a) first, the
                                                     related Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution Amounts
                                                     remaining unpaid from previous distribution dates, plus
                                                     interest on this carryover amount, if any, for such
                                                     distribution date;

                                                     (5) fifth, to the class B-2 certificates, (a) first, the
                                                     related Interest Distribution Amount for such distribution date and (b) second, any Interest Distribution Amounts
                                                     remaining unpaid from previous distribution dates, plus
                                                     interest on this carryover amount, if any, for such
                                                     distribution date;

                                                     (6) sixth, to the class A certificates sequentially in numeric order until the certificate principal balance of each class of the class A certificates is reduced to zero, Principal
                                                     Distribution Amounts remaining unpaid from previous
                                                     distribution dates;

                                                     (7) seventh, to the class A certificates sequentially in
                                                     numeric order until the certificate principal balance of each class of the class A certificates is reduced to zero, the
                                                     class A Principal Distribution Amount until the Class A
                                                     certificate principal balance is reduced to zero;

                                                     (8) eighth, to the class M-1 certificates, (a) first, any
                                                     related Writedown Interest Distribution Amount for such
                                                     distribution date, (b) second, any related Carryover Writedown
                                                     Interest Distribution Amount for such distribution date, (c)
                                                     third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any
                                                     class M-1 Principal Distribution Amount

                                        4

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     until the class M-1 certificate principal balance is reduced to zero;

                                                     (9) ninth, to the class M-2 certificates, (a) first, any
                                                     related Writedown Interest Distribution Amount for such
                                                     distribution date, (b) second, any related Carryover Writedown
                                                     Interest Distribution Amount for such distribution date, (c)
                                                     third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any
                                                     class M-2 Principal Distribution Amount until the class M-2 certificate principal balance is reduced to zero;

                                                     (10) tenth, to the class B-1 certificates, (a) first, any
                                                     related Writedown Interest Distribution Amount for such
                                                     distribution date, (b) second, any related Carryover Writedown
                                                     Interest Distribution Amount for such distribution date, (c)
                                                     third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any
                                                     class B-1 Principal Distribution Amount until the class B-1 certificate principal balance is reduced to zero;

                                                     (11) eleventh, to the class B-2 certificates, (a) first any related Writedown Interest Distribution Amount for such
                                                     distribution date, (b) second, any related Carryover Writedown
                                                     Interest Distribution Amount for such distribution date, (c)
                                                     third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any
                                                     class B-2 Principal Distribution Amount until the class B-2 certificate principal balance is reduced to zero;

                                                     (12) twelfth, if Oakwood Acceptance is the servicer, to the servicer, the following amounts in sequential order: (i), the
                                                     Servicing Fees for the related Collection Period, and (ii) any
                                                     Servicing Fees from previous distribution dates remaining
                                                     unpaid;

                                                     (13) thirteenth, sequentially to (i) the class A certificates sequentially in numeric order, (ii) class M-1 certificates,
                                                     (iii) class M-2 certificates, (iv) class B-1 certificates and
                                                     (v) class B-2 certificates, the Accelerated Principal
                                                     Distribution Amount for such distribution date until the
                                                     certificate principal balance of each class is reduced to
                                                     zero;

                                                     (14) fourteenth, to the class X certificates, in the following sequential order: (i) the current class X Strip Amount; and
                                                     (ii) any class X Strip Amounts from previous distribution
                                                     dates remaining unpaid; and

                                                     (15) finally, any remainder to the class R certificates.

                                                     The primary credit support for the class A Certificates is the subordination of the Subordinated Certificates and
                                                     overcollateralization; for the class M-1 certificates is the subordination of the class M-2, class B, class X, and class R certificates and overcollateralization; for the class M-2
                                                     certificates is the subordination of the class B, class X and class R certificates and overcollateralization; and for the class B-1 certificates is the subordination of the class B-2, class X, and class R certificates and overcollateralization.

   Cross-over Date...................................The later to occur of (a) the distribution date occurring in
                                                     June 2005 or (b) the first distribution date on which the
                                                     percentage equivalent of a fraction, which shall not be
                                                     greater than 1, the numerator of which is the sum of the
                                                     certificate principal balance - as adjusted for write-downs -
                                                     of the Subordinated Certificates and the Current
                                                     Overcollateralization Amount for such distribution date and the denominator of which is the aggregate scheduled principal balance for the trust assets that includes the Initial Assets, then-current Pre-Funded Amount and any

                                        5

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     Subsequent Assets ("Pool Scheduled Principal Balance") on such distribution date, equals or exceeds 1.93 times the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the initial aggregate certificate principal balance - as adjusted for write-downs -
                                                     of the Subordinated Certificates and the Initial
                                                     Overcollateralization Amount and the denominator of which is the Pool Scheduled Principal Balance as of December 1, 2000.

   Performance Test..................................The Average Sixty Day Delinquency Ratio is less than or equal to 5.5%, the Current Realized Loss Ratio is less than or equal to 3.0%; and the Cumulative Realized Losses are less than or equal to the following percentages of the original Pool
                                                     Scheduled Principal Balance, set forth below:

                                                               7% June 2005 through November 2006,
                                                               8% December 2006 through November 2007,
                                                               9.5% December 2007 through May 2009, and
                                                               10.5% thereafter.

   Overcollateralization...........................  Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the class A (sequentially by class number), class M-1, class M-2, class B-1 and class B-2 certificates. The "Target
                                                     Overcollateralization Amount" generally shall mean, (i) for any distribution date prior to the Cross-over Date, 6.0% of the Pool Scheduled Principal Balance as of December 1, 2000
                                                     and (ii) for any other distribution date, the lesser of (x)
                                                     6.0% of the Pool Scheduled Principal Balance as of December 1,
                                                     2000, and (y) 10.5% of the then-outstanding Pool Scheduled
                                                     Principal Balance; provided, however, that in no event shall the Target Overcollateralization Amount be less than 1.0% of the Pool Scheduled Principal Balance as of December 1, 2000.
                                                     On the closing date, the initial overcollateralization amount shall equal at least 3.0% of the Pool Scheduled Principal
                                                     Balance as of December 1, 2000.

                                                     The "Current Overcollateralization Amount" shall mean, for any distribution date, the positive difference, if any, between the Pool Scheduled Principal Balance of the assets and the certificate principal balance of all the outstanding classes of certificates. The "Accelerated Principal Distribution
                                                     Amount" for any distribution date shall be the positive
                                                     difference, if any, between the Target Overcollateralization
                                                     Amount and the Current Overcollateralization Amount.

   Allocation of Writedown Amounts...................The Writedown Amount for any distribution date will be the amount, if any, by which the aggregate certificate principal balance of all certificates, after all distributions have been made on the certificates on such distribution date, exceeds the Pool Scheduled Principal Balance of the assets for the next distribution date. The Writedown Amount will be allocated among the classes of Subordinated Certificates in the
                                                     following order of priority:

                                                     (1)  first, to the class B-2 certificates, to be applied in reduction of the certificate principal balance - as
                                                          adjusted for write-downs - of such class until it has
                                                          been reduced to zero;

                                                     (2)  second, to the class B-1 certificates, to be applied in reduction of the certificate principal balance - as
                                                          adjusted for write-downs - of such class until it has
                                                          been reduced to zero;

                                                     (3)  third, to the class M-2 certificates, to be applied in reduction of the certificate principal balance - as
                                                          adjusted for write-downs - of such class until it has
                                                          been reduced to zero.

                                      6

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     (4)  fourth, to the class M-1 certificates, to be applied in reduction of the certificate principal balance - as
                                                          adjusted for write-downs - of such class until it has
                                                          been reduced to zero.

   Advances..........................................For each distribution date, the servicer will be obligated to make an advance (a "P&I Advance") in respect of any delinquent monthly payment that will, in the servicer's judgment, be
                                                     recoverable from late payments on or liquidation proceeds from such asset. The servicer will also be obligated to make
                                                     advances ("Servicing Advances" and, together with P&I
                                                     Advances, "Advances") in respect of liquidation expenses and certain taxes and insurance premiums not paid by an obligor on a timely basis, to the extent the servicer deems such
                                                     Servicing Advances recoverable out of liquidation proceeds or from subsequent collections. P&I Advances and Servicing
                                                     Advances are reimbursable to the servicer under certain
                                                     circumstances. In addition, the servicer is obligated under certain circumstances to pay Compensating Interest with
                                                     respect to any asset that prepays on a date other than on a
                                                     Due Date for such asset.

   Final Scheduled Distribution Dates................To the extent not previously paid prior to such dates, the outstanding principal amount of each class of Offered
                                                     Certificates will be payable on the distribution date set
                                                     forth below (with respect to each class of Offered
                                                     Certificates, the "Final Scheduled Distribution Date"). For
                                                     each class of the class A certificates, the Final Scheduled
                                                     Distribution Dates were determined based on the assumptions that (i) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Asset
                                                     Characteristics and (ii) the optional termination right is not exercised by the servicer. For each class of the Subordinate
                                                     Certificates, the Final Scheduled Distribution Dates were
                                                     determined by the maturity date of the asset with the latest stated maturity.

                                      7

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                            Final Scheduled
                                                                                                          Distribution Dates
                                                                                                          ------------------
                                                   Class A-1 Certificates                                  February 16, 2013
                                                   Class A-2 Certificates                                   March 16, 2018
                                                   Class A-3 Certificates                                    May 16, 2022
                                                   Class A-4 Certificates                                    July 16, 2030
                                                   Class M-1 Certificates                                  January 16, 2031
                                                   Class M-2 Certificates                                  January 16, 2031
                                                   Class B-1 Certificates                                  January 16, 2031
                                                   Class B-2 Certificates                                  January 16, 2031

   Optional Termination..............................The servicer at its option and subject to the limitations imposed by the pooling and servicing agreement, will have the option to purchase from the Trust all assets then outstanding and all other property in the trust on any distribution date occurring on or after the distribution date on which the sum of the certificate principal balance of the certificates is less than 10% of the sum of the original certificate principal balance of the certificates. The servicer also may terminate the trust estate if it determines that there is a substantial risk that the trust estate's REMIC status will be lost.

   Auction Sale......................................If the servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the trustee shall solicit bids for the purchase of all assets then outstanding and all other property in the trust estate.
                                                     In the event that satisfactory bids are received, the sale proceeds will be distributed to certificateholders.

   Initial Assets....................................The assets to be conveyed to the Trust on the Closing Date will consist in part of the Pre-Funded Amount and (1)
                                                     manufactured housing installment sales contracts secured by security interests in manufactured homes, and with respect to certain of the contracts, secured by liens on the real estate on which the related manufactured homes are located
                                                     ("Land-Secured Contracts"), or (2) mortgage loans secured by first liens on the real estate to which the related
                                                     manufactured homes are deemed permanently affixed ("Mortgage
                                                     Loans").

                                                     On the closing date, the trust expects to (i) purchase 3,768
                                                     Initial Assets with an aggregate principal balance of
                                                     $162,442,598.09 as of the Cut-off Date, (ii) receive the
                                                     Pre-Funded Amount, which will be used to acquire additional contracts and Mortgage Loans. This term sheet only contains information on the Initial Assets, which represent
                                                     approximately 75% of the total expected asset pool.

                                                     As of December 1, 2000, 99.17% of the Initial Assets are fixed rate collateral and 0.83% of the Initial Assets are adjustable and fluctuate according to an index. As of the Cut-off Date, approximately 16.98% of the Initial Assets are Mortgage Loans
                                                     and approximately 0.34% of the Initial Assets are Land-Secured
                                                     Contracts. As of December 1, 2000, approximately 68.48% of the
                                                     Initial Assets (by scheduled principal balance) are secured by manufactured homes which were new, approximately 10.53% of the
                                                     Initial Assets are secured by manufactured homes which were used, approximately 19.99% of the Initial Assets are secured by manufactured homes which were repossessed, and
                                                     approximately 0.11% of the Initial Assets are secured by
                                                     manufactured homes which were transferred. As of the Cut-off
                                                     Date, the Initial Assets were secured by manufactured homes or mortgaged properties located in 38 states, and approximately
                                                     16.22% and 15.93% of the Initial Assets were secured by

                                      8

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     manufactured homes or mortgaged properties located in North
                                                     Carolina and Texas, respectively, based on the mailing
                                                     addresses of the obligors on the assets as of the Cut-off
                                                     Date. Each fixed rate contract will bear a fixed contract rate of interest other than "step-up rate" contracts. As of the
                                                     Cut-off Date, approximately 2.19% of the Initial Assets by aggregate outstanding principal balance are step-up rate
                                                     contracts. Each Initial Asset bears interest at an annual
                                                     percentage rate of at least 2.01% and not more than 19.00%.
                                                     The weighted averaged APR of the Initial Assets as of the
                                                     Cut-off Date is approximately 12.64%. The Initial Assets have remaining terms to maturity as of the Cut-off Date of at least
                                                     5 months but not more than 360 months and original terms to stated maturity of at least 27 months but not more than 360 months. As of the Cut-off Date, the Initial Assets had a
                                                     weighted average original term to stated maturity of
                                                     approximately 310 months, and a weighted average remaining term to stated maturity of approximately 307 months. The
                                                     Initial Assets have a Loan-to-Value Ratio, where available, as of the Cut-off Date of at least 22.62%, but not more than
                                                     100.00%, with a weighted average Loan-to-Value Ratio of
                                                     approximately 92.02%. The final scheduled payment date on the asset with the latest maturity occurs in January 2031.

                                                     The servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each manufactured homes or mortgaged properties.

   Certain Federal Income Tax
     Consequences....................................For federal income tax purposes, the trust estate will be treated as one or more real estate mortgage investment
                                                     conduits (each, a "REMIC"). The class A, class M, class B and class X certificates will constitute "regular interests" in a
                                                     REMIC for federal income tax purposes. The class R
                                                     certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

   Recent Developments...............................In November 1998, four shareholder suits were filed against
                                                     Oakwood Homes and certain of its directors and officers. These suits have been consolidated in one suit in the Middle
                                                     District of North Carolina. The lawsuit generally alleges that certain of Oakwood Homes' financial statements were false and misleading and that certain other disclosures were inaccurate.
                                                     Oakwood Homes has filed a motion to dismiss this complaint, and in July of 2000, the magistrate hearing this suit
                                                     submitted a recommended order dismissing the plaintiffs'
                                                     complaint with prejudice. A District Court judge affirmed the magistrate's recommended order, and as of the date hereof, no appeal has been filed. Oakwood Mortgage believes that this lawsuit will not adversely affect distributions on

   ERISA Considerations..............................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                                     retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee
                                                     Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons
                                                     using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a
                                                     transaction that is prohibited either under ERISA or the Code.

                                                     Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered Subordinated Certificates by a Plan Investor may constitute a non-exempt prohibited
                                                     transaction or result in the imposition of excise taxes or civil penalties. Accordingly, none of the Offered Subordinated

                                      9

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                     Certificates are offered for sale, and are not transferable, to a Plan Investor, unless such Plan Investor provides the
                                                     Seller and the Trustee with a Benefit Plan Opinion, or the circumstances described in clause (ii) below are satisfied.
                                                     Unless such Opinion is delivered, each person acquiring an
                                                     Offered Subordinated Certificate will be deemed to represent to the trustee, Oakwood Capital and the servicer that either
                                                     (i) such person is not a Plan Investor subject to ERISA or
                                                     Section 4975 of the Code, or (ii) such person is an insurance company that is purchasing an Offered Subordinated Certificate with funds from its "general account" and the provisions of
                                                     Prohibited Transaction Class Exemption 95-60 will apply to exempt the purchase, holding and resale of such Certificate, and transactions in connection with the servicing, operation and management of the trust from the prohibited transaction rules of ERISA and the Code.

   Legal Investment Considerations...................When the amount on deposit in the Pre-Funding Account has been reduced to zero, the class A certificates and class M-1
                                                     certificates are expected to constitute "mortgage related
                                                     securities" for purposes of SMMEA.

                                                     The class M-2 and B-1 certificates are not "mortgage related securities" for purposes of SMMEA because such certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.


                                      10

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Delinquency, Loan Loss and Repossession Experience

           The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential Mortgage Loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.


                                                      Asset Servicing Portfolio
                                                        (Dollars in thousands)

                                                                     At September 30,
                                        ----------------------------------------------------------------------------
                                             1996            1997          1998           1999            2000
                                        -------------   ------------  -------------  -------------   -------------

Total Number of Serviced Assets
      Oakwood Originated...............       67,120          89,411        111,351        122,955         126,347
      Acquired Portfolios..............        4,177           3,602          2,818          2,160           1,689
Aggregate Outstanding Principal
Balance of Serviced Assets
      Oakwood Originated...............   $1,687,406      $2,499,794     $3,536,657     $4,223,475      $4,582,535
      Acquired Portfolios..............      $57,837         $47,027        $35,882        $26,306         $19,895
Average Outstanding Principal Balance
per Serviced Asset
      Oakwood Originated...............        $25.1           $28.0          $31.8          $34.3           $36.3
      Acquired Portfolios..............        $13.8           $13.1          $12.7          $12.2           $11.8
Weighted Average Interest Rate
of Serviced Assets
      Oakwood Originated...............        11.5%           11.0%          10.8%          10.6%           10.8%
      Acquired Portfolios..............        11.2%           11.1%          11.0%          10.7%           10.9%



                                                      Delinquency Experience (1)
                                                        (Dollars in thousands)

                                                                           At September 30,
                                                -----------------------------------------------------------------------
                                                   1996         1997          1998          1999            2000
                                                   ----         ----          ----          ----            ----
Total Number of Serviced Assets
      Oakwood Originated.......................     67,120      89,411     111,351         122,955       126,347
      Acquired Portfolios......................      4,177       3,602       2,818           2,160         1,689
Number of Delinquent Assets (2)................
      Oakwood Originated:......................
       30-59 Days..............................        835       1,171       2,345           3,391         2,558
       60-89 Days..............................        308         476         906           1,046         1,125
       90 Days or More.........................        492         716       1,222           1,783         1,944
      Total Number of Assets Delinquent              1,635       2,363       4,473           6,220         5,627
      Acquired Portfolios......................
       30-59 Days..............................         66          90          75              59            27
       60-89 Days..............................         23          23          31              14            18
       90 Days or More.........................         62          75          57              45            46
      Total Number of Assets Delinquent                151         188         163             118            91
Total Delinquencies as a Percentage of
      Serviced Assets (3)......................
      Oakwood Originated.......................       2.4%        2.6%        4.0%            5.1%          4.5%
      Acquired Portfolios......................       3.6%        5.2%        5.8%            5.5%          5.4%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                                       11

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                           Loan Loss/Repossession Experience
                                                                 (Dollars in thousands)

                                                                     At or for the fiscal year
                                                                               ended
                                                                           September 30,
                                           -------------------------------------------------------------------------------
                                                1996         1997            1998            1999           2000
                                           -----------  -------------   -------------   -------------  -------------
Total Number of Serviced  Assets (1)..          71,297        93,013         114,169         125,115        128,036
Average Number of Serviced Assets During
      Period..........................          63,868        82,155         103,591         119,642        126,576
Number of Serviced  Assets
      Repossessed.....................           2,746         3,885           5,411           7,790          8,649
Serviced Assets Repossessed as a
      Percentage of Total Serviced
      Assets (2)......................           3.85%         4.18%           4.74%           6.23%          6.76%
Serviced Assets Repossessed as a
      Percentage of Average Number of
      Serviced Assets.................           4.30%         4.73%           5.22%           6.51%          6.83%
Average Outstanding Principal Balance of
      Assets (3)......................
      Oakwood Originated..............      $1,409,467    $2,065,033      $2,978,235      $3,839,274     $4,358,545
      Acquired Portfolios.............         $27,351       $22,943         $19,179         $14,781        $11,033
Net Losses from Asset Liquidation(4):
      Total Dollars (3)...............
        Oakwood Originated............         $14,248       $26,872         $45,189         $66,037        $88,666
        Acquired Portfolios...........            $592          $528            $220            $173           $104
      As a Percentage of Average
      Outstanding Principal Balance of
      Assets (3) (5)
        Oakwood Originated............           1.01%         1.30%           1.52%           1.72%          2.03%
        Acquired Portfolios...........           2.16%         2.30%           1.15%           1.17%          0.94%

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance -serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Initial Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

                                       12

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                            Initial Assets


                                          Geographical Distribution of Manufactured Homes(1)

                                     Number of Initial          Aggregate Scheduled                    Percentage of
Geographic Location                       Assets                 Principal Balance               Initial Asset Pool by SPB
-------------------                  -----------------          -------------------              -------------------------
Alabama                                    164                    $  6,237,927                              3.84%
Arizona                                    102                       6,386,209                              3.93
Arkansas                                    92                       3,995,219                              2.46
California                                  22                       1,575,154                              0.97
Colorado                                    49                       2,504,964                              1.54
Delaware                                    27                         979,713                              0.60
Florida                                    193                       6,752,510                              4.16
Georgia                                    183                       7,556,470                              4.65
Idaho                                       27                       1,395,741                              0.86
Illinois                                     4                          98,807                              0.06
Indiana                                      4                         139,532                              0.09
Iowa                                         1                          52,860                              0.03
Kansas                                      40                       1,694,826                              1.04
Kentucky                                    82                       3,365,768                              2.07
Louisiana                                  125                       5,246,157                              3.23
Maryland                                     8                         238,767                              0.15
Michigan                                    12                         638,225                              0.39
Minnesota                                    2                          93,864                              0.06
Mississippi                                132                       5,462,165                              3.36
Missouri                                   102                       4,144,419                              2.55
Montana                                      1                         127,882                              0.08
Nevada                                      11                         985,878                              0.61
New Jersey                                   1                          40,576                              0.02
New Mexico                                  79                       3,473,004                              2.14
New York                                     4                         185,505                              0.11
North Carolina                             688                      26,353,099                             16.22
Ohio                                        68                       2,550,209                              1.57
Oklahoma                                    71                       3,626,604                              2.23
Oregon                                      49                       3,946,051                              2.43
Pennsylvania                                 2                         153,028                              0.09
South Carolina                             324                      12,502,070                              7.70
Tennessee                                  216                       9,694,810                              5.97
Texas                                      577                      25,876,227                             15.93
Utah                                         8                         623,766                              0.38
Virginia                                   155                       6,478,231                              3.99
Washington                                  43                       3,565,408                              2.19
West Virginia                               91                       3,148,645                              1.94
Wyoming                                      9                         552,307                              0.34
                                         -----                         -------                              ----
   Total........................         3,768                  $  162,442,598                            100.00%
                                         =====                  ==============                            =======

(1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.
(*) Less than 0.01%

                                       13

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                   Year of Origination of Assets (1)

                                            Number of                 Aggregate Scheduled                  Percentage of
Year of Origination                      Initial Assets                Principal Balance             Initial Asset Pool by SPB
-------------------                      --------------                -----------------             -------------------------
              1986                               15                          120,540                             0.07
              1987                               35                          609,137                             0.37
              1988                               25                          448,329                             0.28
              1989                               16                          327,634                             0.20
              1990                               19                          180,742                             0.11
              1991                               10                           73,274                             0.05
              1992                               11                          143,595                             0.09
              1993                               10                          202,271                             0.12
              1996                                2                           24,186                             0.01
              1997                                4                          136,033                             0.08
              1998                                6                          287,301                             0.18
              1999                                4                          153,073                             0.09
              2000                            3,611                      159,736,484                            98.33
                                              -----                      -----------                            -----
          Total.................              3,768                   $  162,442,598                           100.00%
                                              =====                   ==============                           ======
---------------------
(1) The weighted average seasoning of the Initial Assets was approximately 3.51 months as of the Cut-off Date.
(*) Less than 0.01%.


                                              Distribution of Remaining Loan Balance (1)

                                             Number of              Aggregate Scheduled                    Percentage of
Remaining Loan Balance                    Initial Assets             Principal Balance               Initial Asset Pool by SPB
----------------------                    --------------             -----------------               -------------------------
$      0.01 - $  4,999.99                        16                      $  40,008                             0.02%
$  5,000.00 - $  9,999.99                        64                        512,311                             0.32
$ 10,000.00 - $ 14,999.99                        82                      1,032,937                             0.64
$ 15,000.00 - $ 19,999.99                       149                      2,677,924                             1.65
$ 20,000.00 - $ 24,999.99                       275                      6,259,309                             3.85
$ 25,000.00 - $ 29,999.99                       484                     13,359,663                             8.22
$ 30,000.00 - $ 34,999.99                       575                     18,575,836                            11.44
$ 35,000.00 - $ 39,999.99                       386                     14,423,307                             8.88
$ 40,000.00 - $ 44,999.99                       291                     12,315,122                             7.58
$ 45,000.00 - $ 49,999.99                       298                     14,151,653                             8.71
$ 50,000.00 - $ 54,999.99                       298                     15,579,496                             9.59
$ 55,000.00 - $ 59,999.99                       187                     10,740,206                             6.61
$ 60,000.00 - $ 64,999.99                       179                     11,150,476                             6.86
$ 65,000.00 - $ 69,999.99                       123                      8,317,515                             5.12
$ 70,000.00 - $ 74,999.99                        88                      6,367,880                             3.92
$ 75,000.00 - $ 79,999.99                        58                      4,473,751                             2.75
$ 80,000.00 - $ 84,999.99                        41                      3,388,863                             2.09
$ 85,000.00 - $ 89,999.99                        27                      2,362,971                             1.45
$ 90,000.00 - $ 94,999.99                        30                      2,774,135                             1.71
$ 95,000.00 - $ 99,999.99                        24                      2,333,463                             1.44
$100,000.00 or more                              93                     11,605,773                             7.14
                                                 --                     ----------                             ----
          Total..................             3,768                 $  162,442,598                           100.00%
                                              =====                 ==============                           ======
---------------------
  (1) The highest remaining asset amount was $192,031.00 which represents approximately 0.12% of the aggregate remaining principal balance of the
  Initial Assets. The average remaining principal amount of the Initial Assets was approximately $43,111.09.

                                       14

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                              Distribution of Original Loan Balance (1)

                                             Number of                Aggregate Scheduled                    Percentage of
Original Loan Balance                     Initial Assets               Principal Balance               Initial Asset Pool by SPB
---------------------                     --------------               -----------------               -------------------------
$  5,000.00 - $  9,999.99                     37                          $  290,635                              0.18%
$ 10,000.00 - $ 14,999.99                     61                             705,573                              0.43
$ 15,000.00 - $ 19,999.99                    138                           2,145,287                              1.32
$ 20,000.00 - $ 24,999.99                    271                           5,906,904                              3.64
$ 25,000.00 - $ 29,999.99                    507                          13,675,077                              8.42
$ 30,000.00 - $ 34,999.99                    602                          19,073,390                             11.74
$ 35,000.00 - $ 39,999.99                    403                          14,668,953                              9.03
$ 40,000.00 - $ 44,999.99                    295                          12,452,701                              7.67
$ 45,000.00 - $ 49,999.99                    300                          14,153,246                              8.71
$ 50,000.00 - $ 54,999.99                    300                          15,669,768                              9.65
$ 55,000.00 - $ 59,999.99                    185                          10,591,690                              6.52
$ 60,000.00 - $ 64,999.99                    182                          11,302,716                              6.96
$ 65,000.00 - $ 69,999.99                    125                           8,429,837                              5.19
$ 70,000.00 - $ 74,999.99                     88                           6,362,906                              3.92
$ 75,000.00 - $ 79,999.99                     59                           4,548,711                              2.80
$ 80,000.00 - $ 84,999.99                     40                           3,304,002                              2.03
$ 85,000.00 - $ 89,999.99                     27                           2,357,914                              1.45
$ 90,000.00 - $ 94,999.99                     31                           2,864,052                              1.76
$ 95,000.00 - $ 99,999.99                     24                           2,333,463                              1.44
$100,000.00 or more                           93                          11,605,773                              7.14
                                              --                          ----------                              ----
          Total..................          3,768                      $  162,442,598                            100.00%
                                           =====                      ==============                            ======
---------------------
  (1) The highest original asset amount was $192,115.00 which represents approximately 0.12% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $43,646 as of the Cut-off Date.


                                                        Current Asset Rates (1)

                                            Number of                 Aggregate Scheduled                    Percentage of
Current Asset Rate                        Initial Assets               Principal Balance               Initial Asset Pool by SPB
------------------                        --------------               -----------------               -------------------------
5.999% or Less                                  6                            $  56,617                              0.03%
6.000% - 6.999%                                22                            1,010,051                              0.62
7.000% - 7.999%                                53                            5,305,906                              3.27
8.000% - 8.999%                                85                            7,293,597                              4.49
9.000% - 9.999%                               424                           25,053,019                             15.42
10.000%-10.999%                               161                            9,494,482                              5.84
11.000%-11.999%                               215                           11,704,935                              7.21
12.000%-12.999%                               470                           21,291,434                             13.11
13.000%-13.999%                               546                           21,735,872                             13.38
14.000%-14.999%                               547                           18,808,585                             11.58
15.000%-15.999%                               651                           22,962,841                             14.14
16.000% or more                               588                           17,725,260                             10.91
                                              ---                           ----------                             -----
          Total..................           3,768                       $  162,442,598                            100.00%
                                            =====                       ==============                            ======
---------------------
(1) The weighted average current asset rate was approximately 12.64% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up
    Rate Loans.

                                       15

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                        Remaining Terms to Maturity of Assets (In Months) (1)

                                                Number of                  Aggregate Scheduled                   Percentage of
Remaining Term to Maturity                   Initial Assets                 Principal Balance              Initial Asset Pool by SPB
--------------------------                   --------------                 -----------------              -------------------------
1    -   60                                       78                           $  670,143                              0.41%
61   -   96                                      102                            1,588,843                              0.98
97   -  120                                       81                            1,518,870                              0.94
121  -  156                                      137                            3,140,489                              1.93
157  -  180                                      280                            7,657,373                              4.71
181  -  216                                       42                            1,312,024                              0.81
217  -  240                                      834                           26,407,093                             16.26
241  -  300                                      817                           32,003,184                             19.70
301  -  360                                    1,397                           88,144,580                             54.26
                                               -----                           ----------                             -----
          Total..................              3,768                       $  162,442,598                            100.00%
                                               =====                       ==============                            ======
---------------------
(1) The weighted average remaining term to maturity of the Initial Assets was approximately 307 months as of the Cut-off Date.


                                         Original Terms to Maturity of Assets (In Months) (1)


                                            Number of                Aggregate Scheduled                         Percentage of
Original Term to Maturity                Initial Assets                Principal Balance                   Initial Asset Pool by SPB
-------------------------                --------------                -----------------                   -------------------------
1    -   60                                    34                         $  355,676                                0.22%
61   -   96                                    26                            343,729                                0.21
97   -  120                                    67                          1,151,824                                0.71
121  -  156                                   138                          2,946,883                                1.81
157  -  180                                   335                          8,246,864                                5.08
181  -  216                                    42                          1,290,873                                0.79
217  -  240                                   910                         27,890,856                               17.17
241  -  300                                   819                         32,071,313                               19.74
301  -  360                                 1,397                         88,144,580                               54.26
                                            -----                         ----------                               -----
          Total..................           3,768                     $  162,442,598                              100.00%
                                            =====                     ==============                              ======
---------------------
(1) The weighted average original term to maturity of the Initial Assets was approximately 310 months as of the Cut-off Date.

                                       16

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                       Distribution of Original Loan-to-Value Ratios of Assets(1)

                                     Number of               Aggregate Scheduled                      Percentage of
Loan-to-Value Ratio(2)             Initial Assets              Principal Balance                Initial Asset Pool by SPB
-------------------                --------------              -----------------                -------------------------
50% or less                            14                         $  489,987                               0.30%
51%  -  55%                             5                            104,773                               0.06
56%  -  60%                            18                            912,350                               0.56
61%  -  65%                            16                            893,651                               0.55
66%  -  70%                            33                          1,406,481                               0.87
71%  -  75%                            71                          3,620,168                               2.23
76%  -  80%                           156                          7,087,361                               4.36
81%  -  85%                           213                          9,255,805                               5.70
86%  -  90%                           564                         25,070,373                              15.43
91%  -  95%                         1,246                         61,623,259                              37.94
96%  - 100%                         1,341                         50,419,958                              31.04
Not Available                          91                          1,558,432                               0.96
                                       --                          ---------                               ----
          Total..............       3,768                     $  162,442,598                             100.00%
                                    =====                     ==============                             ======
(1) The weighted average original Loan-to-Value Ratio, where available, of the Initial Assets was approximately 92.02% as of the
   Cut-off Date.
(2) Rounded to nearest 1%.

           "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

                                       17

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                     MHP Prepayment Sensitivities


                                            0% MHP                   100% MHP                   150% MHP
                                            ------                   --------                   --------

                                       WAL        Maturity       WAL        Maturity        WAL        Maturity
         To Call
         Class A-1                     6.47         2/13         1.66         6/04         1.24          7/03
         Class A-2                    15.00         7/18         5.25         1/08         3.81          2/06
         Class A-3                    19.10         5/22         8.71         1/12         6.36          2/09
         Class A-4                    25.50        12/28        17.33        10/22         13.84         2/19
         Class M-1                    24.05        12/28        15.35        10/22         12.12         2/19
         Class M-2                    24.05        12/28        15.35        10/22         12.12         2/19
         Class B-1                    24.05        12/28        15.35        10/22         12.12         2/19

         To Maturity
         Class A-1                     6.47         2/13         1.66         6/04         1.24          7/03
         Class A-2                    15.00         7/18         5.25         1/08         3.81          2/06
         Class A-3                    19.10         5/22         8.71         1/12         6.36          2/09
         Class A-4                    25.72         7/30        18.10        11/28         14.72         8/26
         Class M-1                    24.21         5/30        15.89         1/28         12.75         4/25
         Class M-2                    24.19         3/30        15.81         2/27         12.66         4/24
         Class B-1                    24.12        10/29        15.59         6/25         12.38         3/22


                                           200% MHP                  250% MHP                   300% MHP
                                           --------                  --------                   --------

                                       WAL        Maturity       WAL        Maturity        WAL        Maturity
        To Call
         Class A-1                     1.00         1/03         0.85         9/02         0.73          6/02
         Class A-2                     3.00         1/05         2.49         4/04         2.13         10/03
         Class A-3                     5.00         6/07         3.81         4/05         3.23          8/04
         Class A-4                    11.22        12/15         8.50         7/13         6.37          9/11
         Class M-1                     9.76        12/15         8.77         7/13         8.02          9/11
         Class M-2                     9.76        12/15         8.77         7/13         8.02          9/11
         Class B-1                     9.76        12/15         8.77         7/13         8.02          9/11

         To Maturity
         Class A-1                     1.00         1/03         0.85         9/02         0.73          6/02
         Class A-2                     3.00         1/05         2.49         4/04         2.13         10/03
         Class A-3                     5.00         6/07         3.81         4/05         3.23          8/04
         Class A-4                    12.13        11/23         9.20        12/20         6.83          7/18
         Class M-1                    10.39         4/22         9.47        11/19         8.77         11/17
         Class M-2                    10.29        12/20         9.38        10/18         8.70         11/16
         Class B-1                    10.03         1/19         9.14        12/16         8.49          3/15

                                       18

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Oakwood Mortgage and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.